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                                                                     EXHIBIT 4.1

BACK

                             OMEGA WORLDWIDE, INC.

        Omega Worldwide, Inc. is authorized to issue two classes of shares, Common and Preferred, and the Preferred may be issued in one or more series. The Corporation will furnish to any stockholder on request and without charge, a statement of the designations, preferences, conversions and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the stock of each class, or series, which the Corporation is authorized to issue and any other information required by Section 2-211 of the Corporations and Associations Article of the Annotated Code of Maryland. The board of directors of the corporation has authority to fix all or any of the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), the redemption price or prices, and the liquidation preferences of any wholly unissued Preferred shares or of any wholly unissued series of Preferred shares, the number of shares constituting any unissued series of Preferred shares, and the designations of such series.

        KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


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        TEN COM -       as tenants in common                   UNIF GIFT MIN ACT  - ........... Custodian ................
        TEN ENT -       as tenants by the entireties                                   (Cust)                 (Minor)
        JT TEN  -       as joint tenants with right of                              under Uniform Gifts to Minors
                        survivorship and not as tenants                             Act..............................
                        in common                                                                 (State)
                                                               UNIF TRF MIN ACT   - .........Custodian (until age ..........)
                                                                                      (Cust)

                                                                                    .................... under Uniform Transfers
                                                                                            (Minor)
                                                                                    to Minors Act .............................
                                                                                                              (State)


                             Additional abbreviations may also be used though not in the above list.
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   FOR VALUE RECEIVED,_________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
_________________________________
|                               |
|_______________________________|


________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.



Dated_____________________

                                                X ____________________________

                                                X ____________________________

                                        NOTICE:  THE SIGNATURE(S) TO THIS
                                                 ASSIGNMENT MUST CORRESPOND WITH
                                                 THE NAME(S) AS WRITTEN UPON THE
                                                 FACE OF THE CERTIFICATE IN
                                                 EVERY PARTICULAR, WITHOUT
                                                 ALTERATION OR ENLARGEMENT OR
                                                 ANY CHANGE WHATEVER.
Signature(s) Guaranteed

By__________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.

_____________________________________________________
|AMERICAN BANK NOTE COMPANY    MAR 6, 1998fm        |
|3604 ATLANTIC AVENUE                               |
|SUITE 18                                           |
|LONG BEACH, CA  90807         055566bk             |
|(602)859-2338                                      |
|(FAX) (602) 426-7450          Proof_________REV 1  |
____________________________________________________|

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FRONT

OW

INCORPORATED UNDER THE LAWS                     [OMEGA WORLDWIDE INC. LOGO]                   THE SHARES EVIDENCED HEREBY ARE
OF THE STATE OF MARYLAND                                                                      SUBJECT TO RESTRICTIONS ON OWNERSHIP
                                                                                              AND TRANSFER AS MORE FULLY DESCRIBED
                                                                                              ON THE REVERSE SIDE HEREOF.

                                                                                                     CUSIP 68210B 10 8

This certifies that





is the record holder of

 FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.10 PER SHARE OF

                            OMEGA WORLDWIDE, INC.

(the "Corporation"), transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Amended and Restated Articles of Incorporation and Articles
Supplementary (the "Charter"), and its Bylaws, to all of which the holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.  In witness whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers.


Dated:

      Essel W. Bailey Jr.                               Susan Allene Kovach              COUNTERSIGNED AND REGISTERED:
        PRESIDENT                                           SECRETARY                      FIRST CHICAGO TRUST COMPANY
                                                                                               OF NEW YORK
                                                                                                TRANSFER AGENT AND REGISTRAR,

                                                                                         BY
                                                                                             SIG ?
                                                                                         AUTHORIZED SIGNATURE
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_____________________________________________________
|AMERICAN BANK NOTE COMPANY      MAR 24, 1998 fm    |
|3504 ATLANTIC AVENUE                               |
|SUITE 12                                           |
|LONG BEACH, CA  90807           055566fc           |
|(602) 980-6333                                     |
|(FAX) (602) 426-7460    7B              REV 2      |
|___________________________________________________|